PROPERTY AND EQUIPMENT, NET (Air Touch Member)	9 Months Ended
Sep. 30, 2011
Air Touch Member
PROPERTY AND EQUIPMENT, NET

7.  PROPERTY AND EQUIPMENT, NET

Property and equipment consists of the following:

	September 30, 2011	December 31, 2010
Machinery and tooling	$351,800	$351,800
Furniture and fixtures	26,486	22,956
Equipment	130,373	23,269
Less: Accumulated depreciation	(268,104)	(242,178)
Total property and equipment, net	$240,555	$155,847